March 31, 1999

Semi-annual

Report

Calvert World Values
International Equity
Fund

Calvert World Values International Equity Fund

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Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund


         printed on recycled paper
         using soy-based inks

Table
of
Contents

President's Letter
1

Social Update
2

Portfolio
Manager Remarks
3

Statement
of Net Assets
7

Statement
of Operations
12

Statements
of Changes in
Net Assets
13

Notes to
Financial Statements
15

Financial Highlights
18

Shareholder Meeting Results
22

Y2K Update
23

Dear Shareholders:
The stock market appears to be on its way to a fifth straight year of 20% plus returns. The pundits are running out of superlatives. The Dow Jones Industrial Average produced a total return of 25.86%, closing in on a record- breaking 10,000 level near the end of the March quarter. The NASDAQ Composite index, supercharged by the technology sector, generated a total return of 45.57% over the same six-month period.

The current economic environment for investors is exceedingly positive. Interest rates and inflationary expectations are low and the US economy remains in an expansion mode. The world's largest economy is now in its fifth year of GDP growth in excess of 4%.

Among stocks, the top performers were tightly consolidated by capitalization range and industry group. Large-capitalization companies and technology plays fueled most of the advance. In the bond market, long-term US Treasury securities outperformed other categories substantially.

While investors may be tempted to chase the current trend setters, that approach comes with increased risk now, given the stock market's high levels and increased volatility. We encourage investors to make decisions based on their financial objectives and tolerance for risk. At this point, it would be a good idea to reevaluate your asset allocation to be sure you are positioned at a comfortable risk level. If you think change is in order, your financial professional can suggest strategies that keep you on track to meet long-term financial objectives without exposing you to undue levels of risk.

We appreciate your investment in Calvert Group funds and look forward to providing competitive returns in the months ahead.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO
April 28, 1999

Social
Update

Calvert Redesigns Its Web Site
Calvert Group unveiled its newly redesigned Web site. The redesigned Web site uses leading edge technology to make information easily accessible to investment professionals, individual investors and institutional investors. Some of the key features include information such as performance, profiles, literature, and audio manager updates. Performance and account information are updated daily. We have several tools designed to educate the investor, including our "Know What You Own(r)" service which allows individuals to find out the stocks held by their mutual funds. We also offer a section explaining climate change and supplier standards that explains how people can make an impact on companies through proxy voting and the shareholder resolution process. Comprehensive information is also available on socially responsible and tax-free investing. Our mutual fund basics section offers an array of tools to help individuals make important decisions regarding their financial future. Please visit us at www.calvertgroup.com and learn more about how Calvert Group can meet your needs.

High Social Impact Investments
High Social Impact Investments make targeted, direct investments in the lives of people and their communities. It's helping people like Merlinda. As a child Merlinda's father told her, "If there's something you want, learn to make it." So she did. When financial crisis struck, Merlinda took her grandmother's chili recipe and began cooking. A loan of $500 from ACCION New Mexico allowed her to can her salsa as well, doubling her sales. Merlinda says, "that $500 was worth a million." ACCION helps microentrepreneurs start and grow their businesses in the United States and Latin America. Calvert has been supporting ACCION to reach out to new entrepreneurs since 1991.

[photo] Andrew Preston
of Murray Johnstone International

What were the key factors in the performance of the international markets during the past six months?
The period from October 1998 saw buoyant returns in the international markets as they recovered from the depths of the crisis precipitated by the collapse of the emerging markets, at its worst in September. Although the Latin American region did not turn around until February 1999, the underlying strength of the US economy and the support this provided to Wall Street were key factors in the performance of the international markets. Some of these produced excellent returns over the six months, e.g.; Hong Kong, 39.4%; Japan, 42.4%; and Singapore, 54.7%.

So how did the Fund perform against its benchmark?
The portfolio return for the period was 20.13%, slightly behind the MSCI EAFE Index figure of 22.51%.

Tell us more about your strategy during this period.
The key decision on strategy for the period was to reinvest in the markets of the Far East, which we did in late September. We believed that the currencies had stabilised, the current accounts had begun to turn around and that interest rates globally were likely to enter a downward trend. Indeed, interest rates were cut in late September and again, later. To finance investments in Asia we sold assets in Europe. This was also the correct decision since the European markets have underperformed Asia during the last six months. The other change to strategy implemented during the period was to build up the portfolio's assets in Japan. Again, this proved to be timely since the Japanese currency surged during the three months to December and the market was one of the strongest globally in the first quarter of 1999.

Where do you think Japan will go from here?
Growth in Japan in 1999 will remain poor: consumption is anemic as workers continue to fear that they will be "downsized" and postpone spending while the scope for additional public works projects is dwindling as the government's ability to finance them suffers from the burgeoning budget deficit. On the positive side, however, the banking system has been successfully refinanced and, with the mergers currently underway, is moving to a much firmer footing. Foreign participation in the financial sector will add to its stability. Secondly, and perhaps more importantly, Japanese corporations, in increasing numbers, are announcing plans to radically overhaul and refocus their operations in an attempt to return to profitability. This is the most important change we have seen in recent months. If the plans are carried through, it will mark a new beginning in growth and profitability for the economy. The market has begun to anticipate this and factor it into equity prices.

What about Europe?
Within Europe, the introduction of the Euro, the single currency for the eleven participating countries, has been achieved with remarkable success. Corporations have benefited from commission-free cross border transactions as well as the predictability of their future revenue stream. The single currency has also introduced a new level of transparency to corporate accounts, highlighting the efficient and the less efficient suppliers of goods and services. This information has stimulated a steady increase in the level of take-over activity in the region and should, in due course, lead to improved productivity. The other expectation was that the Euro would become a new reserve currency. Although there was talk that some governments would begin to accumulate the Euro as part of their foreign currency reserves, this trend has not developed. Contrary to expectations, the Euro has weakened by 8.0% since its launch. This has occurred for several reasons: lower growth in Euroland versus the dollar region (the US), internal disputes over finance policy in Germany and ultimately, the mass resignation of European commissioners under accusations of misconduct. Following the rate cut in early April, however, there is a belief that the groundwork has been laid for a revival of growth in the region and a firmer Euro in the months ahead.

Have markets effectively measured the effects of the Y2K problem?
As the year progresses, we will be conducting research into specific markets with a view to determining whether systems and processes on a macro scale are robust enough to withstand the change to the new millennium. The conclusions of this research will be factored into our investment strategy in the third and fourth quarter of the year. For several months now, each time investment analysts from Murray Johnstone have met with the management of companies in which the Fund is invested, they have asked a series of questions designed to assess the company's approach to the Y2K problem and its progress in achieving compliance. We confirm that company management has systems in place to take them through the millennium and that the company has tested those systems. If we have any doubts as to the dedication of companies to the issue, we will monitor their progress and if we remain unconvinced, we may dispose of the investment.

How have markets resolved the emerging market problems of the last year and a half?
The other issue has been the approach of investors to the emerging markets in recent months and their apparent confidence that the difficulties of the last year and a half have been overcome. Over the period we are reviewing the conclusion to this question must surely be that investors have taken an optimistic approach, although it has taken some time for this consensus to develop. The evidence for this lies in the rapid recovery of the Asian markets in particular since they hit their lows in September last year. We have also seen strong markets in Latin America, especially Brazil and Mexico, once investors were comfortable that the economies had turned the corner. Looking forward, with an improvement in sentiment towards the sector and a stable global interest rate background, we see scope for further progress in these markets.

What is your market outlook for the remainder of 1999?
The key features for the remainder of 1999 will be the rate of growth in the US and, as a consequence, the Federal Reserve (the Fed) policy on interest rates; whether growth in Europe begins to pick up; and whether Japan can indeed return to a growth path. At their recent meeting, the Fed governors left interest rates unchanged, apparently in the knowledge that growth so far in 1999 was not proceeding at the same pace as growth in late 1998. Our own view is that growth in the US will indeed slow through this year as a result of rising imports and that this will allow the Fed to leave rates as they currently stand. This will be important for Europe where slower growth has already led to lower rates. With the combination of progress from the government and restructuring from corporations in Japan, we believe the economy can improve and that a pick up in corporate profits will result, even though domestic sales to unwind cross-holdings will continue. Finally, with stability in the US and a continuation of low interest rates, we believe that the outlook for the emerging markets will continue to improve through the coming months.

April 28, 1999

International Equity Fund Portfolio Statistics
March 31, 1999
Investment Performance


                            6 Months        12 Months
                               ended            ended
                             3/31/99          3/31/99
Class A                       20.13%            2.19%
Class B                       19.42%            1.09%
Class C                       19.45%            1.13%
Class I                          N/A              N/A
MSCI EAFE
Index GD                      22.51%            6.37%
Lipper International
Funds Average                 18.22%            0.02%


Ten Largest Stock Holdings


                                 % of Assets
VNU                                    2.51%
Telecom Italia Mobile                  2.42%
Zurich Allied                          2.37%
BK of Scotland                         2.25%
Unicredito Italian                     2.13%
Cap Gemini                             2.05%
Pearson                                1.99%
National Australia Bank                1.98%
Allianz AG                             1.97%
Elsevier NV                            1.94%
Total                                 21.61%


Asset Allocation


Stocks                                   91%
Bonds                                     2%
Cash & Cash Equivalents                   7%
                                        100%


Investment performance does not reflect the deduction of any front-end or deferred sales charge.

GD represents gross dividends.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 1999
Average Annual Total Returns


                      Class A Shares
                       as of 3/31/99
One year                     (2.67%)
Five year                      7.52%
Since inception                8.81%
(7/2/92)


                      Class B Shares
                       as of 3/31/99
One year                     (3.91%)
Since inception              (3.91%)
(4/1/98)


                      Class C Shares
                       as of 3/31/99
One year                       1.13%
Five Year                      7.43%
Since inception                6.71%
(3/1/94)


                      Class I Shares
                       as of 3/31/99
Since inception                  N/A
(3/1/99)


Performance Comparison
Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

[LINE GRAPH HERE]
Calvert World Values Int'l Equity Fund $17,965
MSCI EAFE Index $21,305
Lipper International Funds Index $20,673

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. Past performance is no guarantee of future results.

Portfolio Statistics

Country Allocation


                               % of Equity Securities
                             3/31/99          9/30/98
Argentina                       1.6%             1.4%
Australia                       2.1%                -
Belgium                            -             3.6%
Brazil                          1.3%             1.1%
Chile                           1.6%             1.5%
Denmark                         1.1%                -
Costa Rica                         -              .1%
Finland                            -                -
France                         10.3%            11.7%
Germany                         7.7%            10.3%
Hong Kong                       1.1%             2.2%
Ireland                         2.6%             1.9%
Italy                           5.7%             4.7%
Japan                          23.1%            15.0%
Mexico                          1.3%             1.1%
Netherlands                     9.1%             9.0%
New Zealand                     1.6%             2.4%
Norway                          2.0%             2.4%
Singapore                       1.2%             2.5%
South Africa                    0.8%              .9%
Spain                           2.1%             3.9%
Switzerland                     2.5%             3.4%
U.K.                           20.7%            19.7%
U.S.                            0.5%             1.2%
                                100%             100%


Top Five Economic Sectors


                % of Equity Holdings
Banks                         22.03%
Business Services             13.98%
Consumer Services             10.86%
Financial Services            10.13%
Technology                     8.13%


Portfolio Statistics
March 31, 1999
Portfolio Characteristics


                             International            MSCI
                                    Equity            EAFE
                                      Fund           Index
Number of Stocks                        79           1,027
Median Market
Capitalization ($bil)                11.89             N/A
(by portfolio weight)
Price/Earnings
Ratio                                25.27           29.12

Yield                                1.88%           1.96%
(return on capital investment)


Volatility Measure


                      International              MSCI
                              Equity             EAFE
                                Fund            index
Beta1                           1.07             1.04


1Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of
1. The higher the beta, the higher the risk and potential reward.

Source: Vestek, Inc.

STATEMENT OF NET ASSETS
March 31, 1999


Equity Securities - 93.2%                           Shares            Value
Argentina - 1.5%
Banco Frances del Rio la Plat (ADR)               200,000        $3,550,000

Australia - 2.0%
National Australia Bank                           257,000         4,669,278

Brazil - 1.2%
Unibanco (GDR)                                    150,000         2,887,500

Chile - 1.5%
Compania de Telecomunicaciones de Chile (ADR)     150,000         3,534,375

Costa Rica - 0.1%
Pro Fund International +                            1,910             1,910
Pro Fund International (Preferred) +              189,038           189,038
                                                                    190,948

Denmark - 1.0%
Novo-Nordisk As B                                  21,555         2,413,317

France - 9.6%
AXA UAP                                            23,042         3,059,457
Banque National de Paris                           47,572         4,145,838
Cap Gemini                                         28,814         4,832,159
Equant                                             25,316         1,905,029
Legrand                                             8,888         1,869,173
Pinault-Printemps                                  15,000         2,397,130
Sita                                                2,743           619,866
Vivendi                                            15,644         3,854,943
                                                                 22,683,595

Germany - 7.2%
Allianz                                            15,266         4,654,792
Douglas Holdings AG                                58,858         2,504,241
Linde                                               5,450         3,117,296
Mannesmann                                         22,917         2,931,355
SAP                                                 5,300         1,521,480
Volkswagen                                         32,474         2,166,441
                                                                 16,895,605

Hong Kong - 1.0%
Hutchison Whampoa                                 298,000         2,345,670

Ireland - 2.4%
Allied Irish Banks                                177,307         3,057,279
Global Telesystems Group, Inc.                     46,250         2,587,109
                                                                  5,644,388

Equity Securities - (Cont'd)                        Shares            Value
Italy - 5.3%
Credito Italiano                                   928,086       $5,017,462
Telecom Italia Di Rish                             291,433        1,733,115
T.I.M                                              846,491        5,702,119
                                                                 12,452,696


Japan - 21.5%
Canon Sales                                          1,000           15,665
Fuji Machine Manufacturing                         103,000        3,696,744
Fuji Photo Film                                     88,000        3,329,308
Fujitsu                                            223,000        3,581,860
Matsushita Comm                                     55,000        3,720,390
Meitec Corporation                                 119,000        3,467,044
Nippon Comsys                                      256,000        3,588,735
NTT                                                    355        3,477,600
Olympus Optical Co.                                284,000        3,741,418
Secom Co.                                           34,000        3,221,551
Sharp Corporation                                 342,000         3,610,184
Snow Brand Milk*                                  315,000         1,729,088
Sony Corp.                                         36,500         3,375,206
Sumitomo Bank                                     245,000         3,316,598
Tokyo Steel Manufacturing                         358,000         1,717,215
Yamanouchi Pharmaceuticals                         102,000        3,230,165
York Benimaru Co.                                   59,800        1,868,514
                                                                 50,687,285

Mexico - 1.2%
Banpais (de-listed) (ADR)*                         100,000                0
Cifra (ADR)*                                       100,000        1,547,340
Grupo Industrial Durango (ADS)*                    177,000        1,371,750
                                                                  2,919,090

Netherlands - 8.5%
Elsevier                                           306,319        4,570,660
ING Groep                                           77,684        4,287,985
Koninklijke KPN                                     76,336        3,041,535
Utd Pan-Europe Communicat                           58,171        2,283,174
VNU                                                152,050        5,934,983
                                                                 20,118,337

New Zealand - 1.5%
Telecom Corporation of New Zealand                 720,000        3,512,039

Norway - 1.8%
Christiania Bank                                 1,109,717        4,339,435

Singapore - 1.1%
City Developments                                  287,000        1,496,090
Singapore Press                                     94,000        1,039,907
                                                                  2,535,997

Equity Securities - (Cont'd)                        Shares            Value
South Africa - 0.7%
Community Growth Fund +                            785,359         $268,790
Liberty Life Association                            66,000          821,553
Standard Bank Investment                           200,000          568,021
                                                                  1,658,364

Spain - 2.0%
Argentaria                                        152,203         3,663,315
Superdiplo                                         42,789         1,019,231
                                                                  4,682,546

Switzerland - 2.4%
Zurich Allied*                                      8,709         5,586,009

United Kingdom - 19.2%
Abbey National*                                   200,000         4,136,348
Anglian Group                                     380,000         1,730,098
Anglian Water                                     146,720         1,800,283
Bank of Scotland                                  400,000         5,318,161
Barclays                                          106,400         3,064,604
Beazer Group                                      300,000           913,000
Bellway                                           150,000           796,756
British Telecom                                   220,000         3,580,314
Cadbury Schweppes                                 150,000         2,155,357
Firstgroup PLC                                    150,000           989,285
Johnson Matthey                                   211,000         1,590,879
Kingfisher                                         45,000           565,963
London International Group                        297,400           749,037
Mayflower Corp.                                   509,200         1,446,902
Norwich Union                                     299,600         2,061,789
Pearson                                           205,000         4,693,189
Railtrack Group                                   100,000         2,286,131
SIG                                               117,513           294,073
Smithkline Beecham                                246,700         3,562,767
Somerfield                                        258,300         1,324,055
Vodafone Group                                    115,000         2,135,176
Quadrant Healthcare *                             200,000           245,404
                                                                 45,439,571

United States - 0.5%
Calypte Biomedical Series E (Preferred) +*         50,000           137,500
Northern Power Systems +*                          160,000          200,000
Proton Energy Systems, Series A +*                 227,273          454,546
Proton Energy Systems, Series B +*                  45,137           90,274
Proton Energy Systems, Warrants Exp 8/26/03 +*      15,046                0
Soluz, Inc. +*                                       4,000           40,000
Terra Capital +*                                    18,500           18,500
Zero Emissions Tech, Inc. (Preferred) +*            90,909          250,000
                                                                  1,190,820

     Total Equity Securities (Cost $187,139,421)                219,936,865

                                                 Principal
Corporate Notes - 1.6%                              Amount            Value
Bolivia - 0.0%
Banco Solidario                                   $50,000           $49,695

United States - 1.6%
Accion International                              100,000            98,443
Cascadia Revolving Loan Fund                      200,000           190,492
Catholic Relief Services                          250,000           243,100
Ecumenical Development Corporation USA            150,000           142,934
Enterprise Loan Fund                              100,000            95,903
Ethiopian Community Development Council           125,000           122,975
Federation of Appalachian Housing Enterprises     200,000           192,512
Foundation For International Community
     Assistance                                   150,000           141,498
Freedom From Hunger                               100,000            98,701
Greater New Haven Community Loan Fund              75,000            73,103
Impact Seven                                      300,000           292,410
Mayer Laboratories, Inc.                          150,000           150,000
Mcauley Institute                                  85,000            81,818
Mennonite Economic Development Association        200,000           194,480
Minnesota Non-Profit Assistance Fund              100,000            94,677
New Mexico Community Loan Fund                    200,000          197,512
Program for Appropriate Technology and Health     300,000           284,367
Rural Community Assistance Co.                    200,000           196,474
Self Help Credit Union                            200,000           199,162
Shared Interest                                   100,000            98,327
Societe D'Investissement et de Developpement
International                                     250,000           246,620
Soluz Dominicana, Inc.                            150,000           110,000
South Shore Bank                                  200,000           199,129
                                                                  3,744,637

         Total Corporate Notes (Cost $3,895,000) +                3,794,332


Time Deposits - 2.1%
Capital Markets, London, 4.625%, 4/1/99                           5,002,414
                     Total Time Deposits (Cost $5,002,414)        5,002,414


             TOTAL INVESTMENTS (Cost $196,036,835) - 96.9%      228,733,611
         Other assets in excess of liabilities, net - 3.1%        7,348,295
                                         Net Assets - 100%     $236,081,906

Net Assets Consist of:                                                Value
Paid-in capital applicable to the following shares of common stock with
 250,000,000 shares of $0.01 par value share authorized for Class
 A, B and C combined:
 Class A : 10,758,202 shares outstanding                       $179,541,014
 Class B : 99,599 shares outstanding                              2,084,071
 Class C : 479,055 shares outstanding                             8,616,909
 Class I : 132,735 shares outstanding                             2,618,452
Undistributed net investment income (loss)                        (546,540)
Accumulated net realized gain (loss) on investments
 and foreign currencies                                          10,993,600
Net unrealized appreciation (depreciation) on investments
 and assets and liabilities in foreign currencies                32,774,400
   Net Assets                                                  $236,081,906


Net Asset Value Per Share
Class A (based on net assets of $221,866,423)                        $20.62
Class B (based on net assets of $2,037,335)                          $20.46
Class C (based on net assets of $9,438,015)                          $19.70
Class I (based on net assets of $2,740,133)                          $20.64


+ Restricted securities represent 2.3% of net assets.
* Non-income producing
See notes to financial statements.

Statement of Operations
six months Ended March 31, 1999

Net Investment Income
Investment Income


        Dividend income (net of foreign taxes of $153,475)       $1,428,932
         Interest income                                            226,600
              Total investment income                             1,655,532

Expenses
     Investment advisory fee                                      1,087,840
     Transfer agency fees and expenses                              287,247
     Distribution Plan expenses:
         Class A                                                    270,611
         Class B                                                      7,474
         Class C                                                     45,556
     Directors' fees and expenses                                    52,358
     Administrative fees                                            163,224
     Custodian fees                                                 198,703
     Registration fees                                               28,949
     Reports to shareholders                                         54,870
     Professional fees                                               15,920
     Miscellaneous                                                   27,883
         Total expenses                                           2,240,635
         Reimbursement from Advisor:
              Class A                                               (3,455)
              Class B                                               (8,545)
              Class C                                                 (146)
              Class I                                               (1,103)
         Fees paid indirectly                                      (40,238)
              Net expenses                                        2,187,148

                  Net Investment Income (Loss)                    (531,616)


Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
     Investments                                                 14,192,608
     Foreign currency transactions                                (395,280)
                                                                 13,797,328

Change in unrealized appreciation or (depreciation) on:
     Investments and foreign securities                          27,624,785
     Assets and liabilities denominated in foreign currencies       140,266
                                                                 27,765,051

              Net Realized and Unrealized Gain
              (Loss)                                             41,562,379

              Increase (Decrease) in Net Assets
              Resulting From Operations                         $41,030,763


See notes to financial statements.

Statements of Changes in Net Assets


                                          Six Months Ended       Year Ended
                                                 March 31,    September 30,
Increase (Decrease) in Net Assets                     1999             1998
Operations
     Net investment income (loss)               ($531,616)         $526,794
     Net realized gain (loss)                   13,797,328       20,329,139
     Change in unrealized appreciation or
      (depreciation)                            27,765,051     (41,280,914)

         Increase (Decrease) in Net Assets
         Resulting From Operations              41,030,763     (20,424,981)

Distributions to shareholders from
     Net investment income:
         Class A Shares                          (737,027)        (561,623)
         Class B Shares                                  -                -
         Class C Shares                                  -             (98)
     Net realized gain:
         Class A Shares                       (16,211,624)     (13,935,050)
         Class B Shares                          (110,135)                -
         Class C Shares                          (710,923)        (566,765)
     Total distributions                      (17,769,709)     (15,063,536)

Capital share transactions:
     Shares sold:
         Class A Shares                         50,598,153       74,805,451
         Class B Shares                          1,024,976        1,055,551
         Class C Shares                            903,913        2,186,794
         Class I Shares                          2,627,062                -
     Reinvestment of distributions:
         Class A Shares                         15,531,990       13,185,790
         Class B Shares                             97,140                -
         Class C Shares                            671,801          536,723
     Shares redeemed:
         Class A Shares                       (61,641,200)     (84,138,384)
         Class B Shares                           (66,994)         (26,602)
         Class C Shares                        (1,031,355)      (1,970,101)
         Class I Shares                            (8,610)                -
     Total capital share transactions            8,706,876        5,635,222

Total Increase (Decrease) in Net Assets         31,967,930     (29,853,295)

Net Assets
Beginning of period                            204,113,976      233,967,271
End of period (including undistributed net
     investment income (loss) of ($546,540)
     and $722,103, respectively)              $236,081,906     $204,113,976


See notes to financial statements.

                                          Six Months Ended       Year Ended
                                                 March 31,    September 30,
Capital Share Activity                                1999             1998
Shares sold:
     Class A Shares                              2,507,203        3,550,511
     Class B Shares                                 50,395           48,885
     Class C Shares                                 46,606          108,077
     Class I Shares                                133,161                -
Reinvestment of distributions:
     Class A Shares                                777,314          712,725
     Class B Shares                                  4,884                -
     Class C Shares                                 35,099           29,985
Shares redeemed:
     Class A Shares                            (3,036,013)      (3,960,103)
     Class B Shares                                (3,268)          (1,297)
     Class C Shares                               (53,773)         (98,379)
     Class I Shares                                  (426)                -
Total capital share activity                       461,182          390,404


See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies
General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series are accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year. Class B and Class C shares have higher level of expenses than Class A shares. Effective March 1, 1999, the Fund began to offer Class I shares of capital stock. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Each class has different:
(a) dividend rates, due to difference in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

At March 31, 1999, $5,176,100, or 2.2% of net assets, were valued by the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S.

dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets:


                                   First              Next             Over
                            $250 Million      $250 Million     $500 Million
10/1/98 - 2/28/99                   1.0%             .975%            .925%
3/1/99                              .75%             .725%            .675%


Effective March 1, 1999, the fees paid to the Advisor changed as reflected above. Under the terms of the agreement, $276,892 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.0% and 1.0% annually of average daily net assets of each Class A, Class B and Class C shares, respectively. Class I shares does not have Distribution Plan expenses. Under the terms of the agreement, $56,533 was payable at period end.

The Distributor received $40,492 as its portion of commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $79,838 for the six months ended March 31, 1999. Under the terms of the agreement, $13,010 was payable at period end. National
Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Calvert Administrative Services Company Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of the greater of $40,000 or .10% of the average daily net assets of the Fund through February 28, 1999. Effective March 1, 1999, Class A, Class B and Class C shares pay an annual rate of .35% and Class I shares pay an annual rate of .15%, based on their average daily net assets. Under the term of the agreement, $55,596 was payable at period end.

Each Director who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Director's fees are allocated to each of the funds served.

Note C - Investment Activity
During the period, purchases and sales of investments, other than short-term securities, were $74,149,123 and $82,722,853, respectively.

The cost of investments owned at March 31, 1999 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $32,696,776, of which $48,740,070 related to appreciated securities and $16,043,294 related to depreciated securities.

Note D - Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. a commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 1999.

Financial Highlights


                                             Periods Ended
                               March 31,     September 30,    September 30,
Class A Shares                      1999              1998             1997
Net asset value, beginning        $18.57            $22.06           $18.62
Income from investment operations
     Net investment income         (.04)             (.06)              .10
     Net realized and unrealized
         gain (loss)                3.73            (2.11)             3.81
         Total from investment
              operations            3.69            (2.05)             3.91
Distributions from
     Net investment income         (.07)             (.06)            (.05)
     Net realized gain (loss)     (1.57)            (1.38)            (.42)
         Total distributions      (1.64)            (1.44)            (.47)
Total increase (decrease) in net
     asset value                    2.05            (3.49)             3.44
Net asset value, ending           $20.62            $18.57           $22.06

Total return*                     20.13%           (9.29%)           21.44%
Ratios to average net assets:
     Net investment income (loss)(.42%) (a)           .27%             .51%
     Total expenses+           1.91% (a)             1.86%            1.91%
     Net expenses              1.88% (a)             1.80%            1.76%
     Expenses reimbursed               -                 -                -
Portfolio turnover                                     34%              84%
58%
Net assets, ending (in thousands)$221,866         $195,192         $225,169
Number of shares outstanding,
     ending (in thousands)        10,758            10,510           10,207


                                        Years Ended September 30,
Class A Shares                      1996              1995             1994
Net asset value, beginning        $17.62            $17.99           $16.35
Income from investment operations
     Net investment income           .04               .11                -
     Net realized and unrealized
         gain (loss)                1.53               .38             2.14
         Total from investment
              operations            1.57               .49             2.14
Distributions from
     Net investment income         (.13)                 -            (.03)
     Excess of net investment income   -                 -            (.04)
     Net realized gains            (.44)             (.86)            (.43)
         Total distributions       (.57)             (.86)            (.50)
Total increase (decrease) in net
     asset value                    1.00             (.37)             1.64
Net asset value, ending           $18.62            $17.62           $17.99

Total return*                      9.22%             3.19%           13.44%
Ratios to average net assets:
     Net investment income (loss)   .23%              .68%           (.04%)
     Total expenses+               1.95%             1.93%              N/A
     Net expenses                  1.81%             1.79%            1.96%
     Expenses reimbursed               -                 -             .04%
Portfolio turnover                                     96%              73%
78%
Net assets, ending (in thousands)$194,032         $191,586         $175,543
Number of shares outstanding,
     ending (in thousands)        10,422            10,876            9,755


Financial Highlights


                                                Periods Ended September 30,
Class B Shares                                        1999           1998^^
Net asset value, beginning                          $18.48           $21.83
Income from investment operations
     Net investment income                           (.11)            (.05)
     Net realized and unrealized gain (loss)          3.65           (3.30)
         Total from investment operations             3.54           (3.35)
Distributions from
     Net realized gains                             (1.56)                -
     Total distributions                            (1.56)                -
Total increase (decrease) in net asset value          1.98           (3.35)
Net asset value, ending                             $20.46           $18.48

Total return*                                       19.42%         (15.35%)
Ratios to average net assets:
     Net investment income (loss)              (1.67%) (a)        (.99%)(a)
     Total expenses+                             3.20% (a)         3.22%(a)
     Net expenses                                3.16% (a)         3.16%(a)
     Expenses reimbursed                         1.14% (a)         2.89%(a)
Portfolio turnover                                                      34%
84%
Net assets, ending (in thousands).                  $2,037             $879
Number of shares outstanding,
     ending (in thousands)                             100               48

Financial Highlights


                                             Periods Ended
                               March 31,     September 30,    September 30,
Class C Shares                      1999              1998             1997
Net asset value, beginning        $17.83            $21.39           $18.20
Income from investment operations
     Net investment income         (.11)             (.13)            (.07)
     Net realized and unrealized
         gain (loss)                3.54            (2.05)             3.68
         Total from investment
              operations            3.43            (2.18)             3.61
Distributions from
     Net realized gain (loss)     (1.56)            (1.38)            (.42)
         Total distributions      (1.56)            (1.38)            (.47)
Total increase (decrease) in net
     asset value                    1.87            (3.56)             3.19
Net asset value, ending           $19.70            $17.83           $21.39

Total return*                     19.51%          (10.22%)           20.22%
Ratios to average net assets:
     Net investment income
         (loss)               (1.40%)(a)            (.79%)           (.47%)
     Total expenses+            2.89%(a)             2.91%            2.91%
     Net expenses               2.85%(a)             2.85%            2.76%
     Expenses reimbursed               -                 -                -
Portfolio turnover                   34%               84%              58%
Net assets, ending (in thousands) $9,438            $8,043           $8,799
Number of shares outstanding,
     ending (in thousands)           479               451              411


                                        Years Ended September 30,
Class C Shares                      1996              1995            1994^
Net asset value, beginning        $17.28            $17.86           $18.24
Income from investment operations
     Net investment income         (.15)             (.05)           (.06 )
     Net realized and unrealized
         gain (loss)                1.51               .32            (.32)
         Total from investment
              operations            1.36               .27            (.38)
Distributions from
     Net realized gains            (.44)             (.85)                -
         Total distributions       (.57)             (.85)                -
Total increase (decrease) in net
     asset value                     .92             (.58)            (.38)
Net asset value, ending           $18.20            $17.28           $17.86

Total return*                      8.07%             1.95%          (1.27%)
Ratios to average net assets:
     Net investment income (loss) (.88%)            (.47%)       (1.16%)(a)
     Total expenses+               3.08%             3.12%              N/A
     Net expenses                  2.93%             2.99%         3.32%(a)
     Expenses reimbursed               -              .13%          .50%(a)
Portfolio turnover                   96%               73%              78%
Net assets, ending (in thousands) $6,779            $6,061           $3,620
Number of shares outstanding,
     ending (in thousands)           373               351              203


Financial Highlights


                                              Period Ended
                                                 March 31,
Class I Shares                                       1999#
Net asset value, beginning                          $19.91
Income from investment operations
     Net investment income                             .02
     Net realized and unrealized gain (loss)           .71
         Total from investment operations              .73
Total increase (decrease) in net asset value           .73
Net asset value, ending                             $20.64

Total return*                                        3.67%
Ratios to average net assets:
     Net investment income (loss)                1.07% (a)
     Total expenses+                             1.08% (a)
     Net expenses                                1.05% (a)
     Expenses reimbursed                          .49% (a)
Portfolio turnover                                                      34%
Net assets, ending (in thousands)                   $2,740
Number of shares outstanding,
     ending (in thousands)                             133


(a) Annualized
* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
+ Effective September 30,1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.
^ From March 1, 1994 inception.
^^ From April 1, 1998 inception.
N/A Disclosure not applicable to prior periods.
# From March 1, 1999 inception.

A special meeting of shareholders was scheduled for February 24, 1999. There were several proposals voted upon at the meeting. A brief description of each proposal and the number of votes received for, against, and votes to abstain is shown below. All proposals were passed.

Proposal 1 - To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.


         For          Against       Abstain      Broker Non-Vote
         4,021,806    93,575        524,181      933,203


Proposal 2 - To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO")(as described in Note B to Financial Statements).


         For          Against       Abstain
         4,953,080    87,711        531,974


Proposal 6 - To authorize CWVF and/or CAMCO to enter into a new and/or materially amend an existing investment subadvisory agreement with a subadvisor in the future without having to first obtain shareholder approval.


         For          Against       Abstain      Broker Non-Vote
         3,820,495    271,535       547,529      933,206


Proposal 9 - To ratify each Board's selection of auditors, PricewaterhouseCoopers LLP.


         For          Against       Abstain
         4,982,207    25,632        481,616


Proposals 3 - 5 and 7 - 8 applied to other portfolios printed in the proxy; therefore, no voting results are shown here.

Calvert Group and the Year 2000
Plans and Progress

We are now less than a year away from the year 2000, a problematic date for computer systems coded for two-character year format. Entered as "00," the year 2000 would be processed as 1900, a mistake that could foul a variety of date-sensitive transactions.

As your mutual fund sponsor, our goal is make sure there is no interruption in the level of service you receive. In the summary below, we've outlined the steps Calvert Group is taking to ensure our systems perform reliably.

Step One-Assess Systems and Software. Develop an Action Plan
In 1997, we identified all systems, operating platforms and software potentially affected by the millennium bug. These included:

         - Calvert Group systems-portfolio trading, sales contact and reporting and internal management reporting
         - transfer agency systems-shareholder record-keeping and transaction processing
         - subadvisor systems-investment accounting
         - other third-party data and service systems.

We also formed a Y2K task force, led by Calvert's vice president of technology. This group has identified and prioritized our efforts to achieve year 2000 compliance.

Step Two-Test for Compliance. Repair Systems as Necessary.
Internal systems have been tested. We've made repairs and moved modified code into production. These systems are now fully compliant. Transfer agency systems were re-engineered for compliance in 1989. Recent tests indicate these are, in fact, compliant. The readiness of third-party systems, including subadvisor systems, has been evaluated. Based on information received from these groups, we have found no significant obstacles to compliance.

Step Three-Confirm Compliance. Finalize Contingency Plan.
Testing of transfer agency systems will continue through 1999 to ensure these remain compliant and continue to interact correctly with external systems and processes. The transfer agency has established a back-up site, should main systems fail, and compliance testing of these contingency measures are also underway. We are developing contingency plans to ensure that any unforeseen systems failures will not adversely affect our operations or inconvenience our shareholders.

For more information or to get an update on remediation and testing efforts, please visit us online at www.calvertgroup.com.

THIS PAGE INTENTIONALLY LEFT BLANK

March 31, 1999

semi-annual

report

Calvert Capital
Accumulation Fund

Calvert Capital
Accumulation
Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert Group's
Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund

Table
of
Contents

President's Letter
1

 Social Update
2

Portfolio
Manager Remarks
3

Statement
of Net Assets
6

Statement
of Operations
10

 Statements
of Changes in
Net Assets
11

Notes to
Financial Statements
13

Financial Highlights
16

Shareholder Meeting Results
20

Y2K Update
21

Dear Shareholders:
The stock market appears to be on its way to a fifth straight year of 20% plus returns. The pundits are running out of superlatives. The Dow Jones Industrial Average produced a total return of 25.86%, closing in on a record-breaking 10,000 level near the end of the March quarter. The NASDAQ Composite Index, supercharged by the technology sector, generated a total return of 45.57% over the same six-month period.

The current economic environment for investors is exceedingly positive. Interest rates and inflationary expectations are low and the US economy remains in an expansion mode. The world's largest economy is now in its fifth year of GDP growth in excess of 4%.

Among stocks, the top performers were tightly consolidated by capitalization range and industry group. Large-capitalization companies and technology plays fueled most of the advance. In the bond market, long-term US Treasury securities outperformed other categories substantially.

While investors may be tempted to chase the current trend setters, that approach comes with increased risk now, given the stock market's high levels and increased volatility. We encourage investors to make decisions based on their financial objectives and tolerance for risk. At this point, it would be a good idea to reevaluate your asset allocation to be sure you are positioned at a comfortable risk level. If you think change is in order, your financial professional can suggest strategies that keep you on track to meet long-term financial objectives without exposing you to undue levels of risk.

We appreciate your investment in Calvert Group funds and look forward to providing competitive returns in the months ahead.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO
April 28, 1999

Social
Update
Calvert Redesigns Its Web Site
Calvert Group unveiled its newly redesigned Web site. The redesigned Web site uses leading edge technology to make information easily accessible to investment professionals, individual investors and institutional investors. Some of the key features include information such as performance, profiles, literature, and audio manager updates. Performance and account information are updated daily. We have several tools designed to educate the investor, including our "Know What You Own (r)" service which allows individuals to find out the stocks held by their mutual funds. We also offer a section explaining climate change and supplier standards that explains how people can make an impact on companies through proxy voting and the shareholder resolution process. Comprehensive information is also available on socially responsible and tax-free investing. Our mutual fund basics section offers an array of tools to help individuals make important decisions regarding their financial future. Please visit us at www.calvertgroup.com and learn more about how Calvert Group can meet your needs.

High Social Impact Investments
High Social Impact Investments make targeted, direct investments in the lives of people and their communities. It's helping people like Merlinda. As a child Merlinda's father told her, "If there's something you want, learn to make it." So she did. When financial crisis struck, Merlinda took her grandmother's chili recipe and began cooking. A loan of $500 from ACCION New Mexico allowed her to can her salsa as well, doubling her sales. Merlinda, says, "that $500 was worth a million." ACCION helps microentrepreneurs start and grow their businesses in the United States and Latin America. Calvert has been supporting ACCION to reach out to new entrepreneurs since 1991.

Ed Brown
of Brown Capital Management Company

How did the Fund perform against its benchmark?
For the six-month period ended March 31, 1999, the S&P 500 turned in a total return of 27.32%. The S&P 400 Midcap Index, the Fund's benchmark, was up 20.02%, and the Russell 2000 Index, a proxy for small company performance, up 10.00%. During the past six months, the Calvert Capital Accumulation Fund produced a total return of 21.57%, outperforming its benchmark by 155 basis points.

How have different types of stocks or investment styles fared in the market run up to Dow 10,000?
A handful of largely "big cap" stocks are doing exceptionally well. One of the most significant developments of this bull market, is the exceptional "narrowness of performance." In 1998 fewer than 10% of the companies in the S&P 500 Index accounted for over 75% of the appreciation.

In our view the divergence of performance among the various types of stocks is the result of exaggerated behavioral patterns by some investors and stock traders. There is an element of excessive exuberance in response to "surprisingly" good earnings momentum for the big, easy to own, companies and excessive punishment for the slightest faltering by anybody else. Many mid-size and smaller companies continue to post strong revenue and earnings growth, which is met with total indifference at best. Meanwhile, the darlings of Wall Street are the ".com" Internet related companies, with or without earnings of any sort. The very same communications and information processing technologies that have been important underpinnings of the economic boom and investment climate have, in our judgment, contributed to exaggerated market behavior. In today's wired world everyone seems to know everything at the same time and tries to act as if no one else knows what he or she knows. The result, all too often, is swift and exaggerated stock price moves, up and down. It is not clear how these behavioral patterns will be resolved. Traditionally, and we think appropriately, rational stock prices are related to general characteristics of the investment environment and specific factors related to individual companies.

What is the general outlook for equity markets?
Environmental factors remain quite positive. The strength, breadth and depth of the US economy at this stage of the business cycle are extraordinary. Employment, production, income and spending are robust. We are in the longest peacetime economic expansion in US history. While uneven patterns in other economies are tempering global expansion, they do help to keep inflationary pressure in check. We see no evidence of an overheated economic environment but are less than sanguine that a rational case can be made for continuation of unprecedented investment returns. Our valuation discipline, which allows for generally higher P/E ratios in periods of low interest rates, indicates limited near-term appreciation potential for the market's larger cap indices. A stronger case can be made for individual companies of any size that maintain growth.

Our valuation discipline treats the five-year Treasury bond as the riskless asset and assigns appropriate risk premiums to individual companies. The other crucial variable in our model is the expected earnings growth rate. Interest rates and risk premiums for many large companies are at historically low levels and we do not think they would be key catalysts for near-term price appreciation. Therefore the more important variable in the current environment is expected earnings growth. In contrast, risk premiums for midcap companies are at historically high levels and we think they are likely to be key catalysts for price appreciation over both the short and long term.

April 28, 1999

Capital Accumulation  Fund      Portfolio Statistics
March 31, 1999
Investment Performance

                                                  6 Months        12 Months
                                                     ended            ended
                                                   3/31/99          3/31/99
Class A                                             21.57%            8.86%
Class B                                             20.87%            7.63%
Class C                                             21.11%            8.11%
Class I                                                N/A              N/A
S&P Midcap 400
Index TR                              20.02%         0.45%
Lipper Mid-Cap
Funds Average                         23.42%         0.24%
Ten Largest Stock Holdings

                                                            % of Net Assets

ADC Telecommunication                                                 3.76%
Dollar General Corp.                                                  3.35%
Catalina Marketing Corp.                                              3.31%
Newell Rubbermaid Inc.                                                3.31%
Kohls Corp.                                                           2.89%
Paychex, Inc.                                        2.85%
T. Rowe Price & Assoc.                                                2.72%
Platinum Technology, Inc.                                             2.66%
SLM Holding Corp.                                                     2.65%
Sterling Commerce, Inc.                                               2.63%
Total                                                                30.13%
Asset Allocation

Stocks                                                                  96%
Cash or Cash Equivalents                                                 4%
Total                                                                  100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 1999
Average Annual Total Returns

                                                             Class A Shares
One year                                             3.67%
Since inception                                                      19.95%
(10/31/94)

                                                             Class B Shares
One year                                             2.63%
Since inception                                                       2.63%
(4/1/98)

                                                             Class C Shares
One year                                             8.11%
Since inception                                                      20.33%
(10/31/94)


                                                             Class I Shares
Since inception                                                         N/A
(3/1/99)


Performance Comparison
Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)




[LINE GRAPH HERE]




Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the Index used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. Past performance is no guarantee of future results.

Portfolio Statistics
March 31, 1999
Top Five Economic Sectors
                                            % of Equity Holdings
Technology                                          28.67%
Business Equipment
   and Services                                     21.30%
Health Care                                         17.43%
Financial Services                                  14.58%
Retail                                               6.62%
Portfolio Characteristics
                                    Capital                             S&P
                                Accumulation                     Midcap 400
                                        Fund                          Index
Number of Stocks                          47                            400
Median Market
Capitalization ($bil)                   4.56                           2.90
(by portfolio weight)
Price/Earnings
Ratio                                  34.72                          24.39

Earnings Per Share
Growth                                28.72%                         23.52%

Yield                                  0.28%                          1.23%
(return on capital investment)

Volatility Measures
                                     Capital                            S&P
                                Accumulation                     Midcap 400
                                        Fund                          Index
Beta1                                   1.19                           1.01
R-Squared2                              0.85                           0.90
1Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of
1. The higher the beta, the higher the risk and potential reward.
2Measure of correlation between the Fund's returns and the overall market's (S&P 500) returns. An R-Squared of 0 would mean no correlation; an R-Squared of 1 would mean total correlation.
Source: Vestek

Statement of Net Assets
March 31, 1999

Equity Securities - 95.7%                           Shares            Value
Communications Equipment - 3.8%
ADC Telecommunications, Inc. *                      93,900       $4,477,856

Computer - Hardware - 1.6%
Network Associates, Inc. *                          60,703        1,862,823

Computer - Networking - 2.1%
Northern Telecom, Ltd.                              40,460        2,513,578

Computer - Peripherals - 1.9%
EMC Corp. *                           17,878     2,283,915
                                                                  2,283,915

Computer - Software and Services - 13.7%
BMC Software, Inc. *                                69,800        2,586,962
Compuware Corp. *                                   98,200        2,344,525
Microsoft Corp. *                                    3,200          286,800
Parametric Technology Corp. *                      111,300        2,198,175
Platinum Technology, Inc. *                        124,200        3,167,100
Sterling Commerce, Inc. *                          101,931        3,134,378
Sterling Software, Inc. *                          107,200        2,546,000
                                                                 16,263,940

Distributors - Food and Health - 1.9%
Cardinal Health, Inc.                               34,725        2,291,850

Electrical Equipment - 3.0%
Sanmina Corp. *                                     19,300        1,230,375
Solectron Corp. *                                   47,600        2,311,575
                                                                  3,541,950

Electronics - Semiconductors - 2.2%
Altera Corp. *                                      43,700        2,600,150

Financial - Diversified - 5.0%
Legg Mason, Inc.                                    83,000        2,796,062
SLM Holding Corp.                                   75,700        3,160,475
         5,956,537

Health Care - Hospital Management - 2.4%
Health Management
Associates, Inc., Class A *                        234,500        2,857,969

Equity Securities - Cont'd                          Shares            Value
Health Care - Products and Supplies - 6.7%
Biomet, Inc.                                       30,500        $1,279,094
Boston Scientific Corp. *                          45,300         1,837,481
Omnicare, Inc.                                    131,200         2,501,000
St. Jude Medical, Inc. *                           98,400         2,398,500
                                                                  8,016,075

Health Care - Special Services - 5.6%
ALZA Corp. *                          68,100     2,604,825
Covance, Inc. *                                     71,600        1,794,475
Quintiles Transnational Corp. *                     60,900        2,298,975
                                                                  6,698,275

Housewares - 3.3%
Newell Rubbermaid, Inc.                             82,900        3,937,750

Insurance - Life and Health - 2.5%
AFLAC, Inc.                           54,900     2,988,619

Investment Banking / Brokerage - 1.8%
Franklin Resources, Inc.                            77,365        2,175,892

Investment Management - 2.7%
T. Rowe Price Associates, Inc.                      94,400        3,245,000

Leisure - 1.9%
Harley Davidson, Inc.                               39,400        2,265,500

Office Equipment and Supplies -1.2%
Staples, Inc. *                                     43,750        1,438,281

Oil and Gas - Equipment - 0.9%
Smith International, Inc. *                         27,500        1,100,000

Retail - Building Supplies - 2.2%
Fastenal Co.                                        70,600        2,475,412
Home Depot, Inc.                                     1,800          112,050
         2,587,462
Retail - Department Stores - 2.9%
Kohls Corp. *                         48,600     3,444,525

Retail - Discounters - 3.4%
Dollar General Corp.                               117,301        3,988,234

Equity Securities - Cont'd                          Shares            Value
Retail - Specialty - 0.9%
Autozone, Inc. *                                    33,900       $1,029,712

Services - Advertising and Marketing - 7.6%
Acxiom Corp. *                                     116,000        3,074,000
Catalina Marketing Corp. *                          45,900        3,941,662
Sylvan Learning Systems, Inc. *                     74,000        2,025,750
                                                                  9,041,412

Services - Commercial and Consumer - 1.8%
G & K Services, Inc., Class A                       47,400        2,189,288

Services - Computer Systems - 1.9%
Keane, Inc. *                                      106,300        2,265,519

Services - Data Processing - 7.4%
Equifax, Inc.                                       81,500        2,801,562
Fiserv, Inc. *                                                       49,100
2,632,988
Paychex, Inc.                         71,500     3,391,781
                                                                  8,826,331
Services - Employment - 3.4%
Interim Services, Inc. *                           122,000        1,830,000
Robert Half International, Inc. *                   68,400        2,244,375
                                                                  4,074,375

     Total Equity Securities (Cost $101,547,875)                113,962,818

                                                                  Principal
Repurchase Agreements - 4.7%                                         Amount
State Street Bank: 4.89%, dated 3/31/99, due 4/1/99
(Collateral: $5,911,175,
FHLMC, 5.125%, 10/15/08)                        $5,600,000        5,600,000

Total Repurchase Agreements (Cost $5,600,000)                     5,600,000

Total Investments (Cost $107,147,875) - 100.4%                  119,562,818
     Other assets and liabilities, net - (0.4%)
(455,241)
         Net Assets - 100%                                     $119,107,577

Net Assets Consist of:                                                Value
Paid-in capital applicable to the following shares of common stock, 250,000,000 shares of $0.01 par value authorized for Class A, Class B, Class C and Class I combined:
Class A: 3,637,888 shares outstanding                           $83,521,304
Class B: 274,467 shares outstanding                               7,550,574
Class C: 356,254 shares outstanding                               8,449,800
Class I: 99,666 shares outstanding                                2,587,489
Undistributed net investment income (loss)                        (727,246)
Accumulated net realized gain (loss) on investments               5,310,712
Net unrealized appreciation (depreciation) on investments        12,414,944

         Net Assets                                            $119,107,577

Net Asset Value Per Share
Class A (based on net assets of $99,588,832)
$27.38
Class B (based on net assets of $7,419,649)                          $27.03
Class C (based on net assets of $9,368,812)                          $26.30
Class I (based on net assets of $2,730,284)                          $27.39








































* Non-income producing.

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 1999

Net Investment Income
Investment Income
     Interest income                                                 $7,620
     Dividend income (net of foreign taxes of $830)                 161,264
         Total investment income                                    168,884

Expenses
     Investment advisory fee                                        394,578
     Transfer agency fees and expenses                              176,644
     Distribution Plan expenses:
         Class A                                                    156,404
         Class B                                                     25,836
         Class C                                                     39,927
     Directors' fees and expenses                                    23,995
     Administrative fees                                             65,765
     Custodian fees                                                   9,965
     Registration fees                                                4,620
     Reports to shareholders                                         25,938
     Professional fees                                                7,515
     Miscellaneous                                                   17,982
         Total expenses                                             979,169
         Reimbursement from Advisor:
              Class A                                               (4,728)
              Class B                                                 (330)
              Class C                                                 (442)
              Class I                                               (1,077)
         Fees paid indirectly                                      (76,462)
              Net expenses                                          896,130

                Net Investment Income (Loss)                      (727,246)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:                                      5,503,257

Change in unrealized appreciation or (depreciation)              14,183,872

              Net Realized and Unrealized Gain
                       (Loss) on Investments                     19,687,129

              Increase (Decrease) in Net Assets
                   Resulting From Operations                    $18,959,883



See notes to financial statements.

Statements of Changes in Net Assets

                                            Six Months Ended     Year Ended
                                                 March 31,    September 30,
Increase (Decrease) in Net Assets                     1999             1998
Operations
     Net investment income (loss)               $(727,246)       $(870,207)
     Net realized gain (loss)                    5,503,257       13,379,305
     Change in unrealized appreciation
         or (depreciation)                      14,183,872     (12,767,191)

         Increase (Decrease) in Net Assets
         Resulting From Operations              18,959,883        (258,093)

Distributions to shareholders from
     Net realized gain:
         Class A Shares                       (10,557,840)      (5,175,390)
         Class B Shares                          (597,118)               --
         Class C Shares                          (970,417)        (417,340)
     Total distributions                      (12,125,375)      (5,592,730)

Capital share transactions:
     Shares sold:
         Class A Shares                         25,515,007       48,471,955
         Class B Shares                          3,609,527        3,722,714
         Class C Shares                          2,103,302        3,607,052
         Class I Shares                          2,622,945               --
     Reinvestment of distributions:
         Class A Shares                         10,000,576        4,897,289
         Class B Shares                            533,222               --
         Class C Shares                            903,502          391,618
     Shares redeemed:
         Class A Shares                       (16,955,796)     (28,145,595)
         Class B Shares                          (292,988)         (21,901)
         Class C Shares                          (657,657)      (1,080,594)
         Class I Shares                           (35,456)               --
     Total capital share transactions           27,346,184       31,842,538

Total Increase (Decrease) in Net Assets         34,180,692       25,991,715

Net Assets
Beginning of period                             84,926,885       58,935,170
End of period (including undistributed net investment
     income (loss) of $(727,246)
     and $0 respectively)                     $119,107,577      $84,926,885


See notes to financial statements.

                                          Six Months Ended       Year Ended
                                                 March 31,    September 30,
Capital Share Activity                                1999             1998
Shares sold:
     Class A Shares                                940,032        1,716,355
     Class B Shares                                134,131          131,783
     Class C Shares                                 80,251          132,018
     Class I Shares                                100,986               --
Reinvestment of distributions:
     Class A Shares                                371,634          209,017
     Class B Shares                                 20,006               --
     Class C Shares                                 34,884           17,154
Shares redeemed:
     Class A Shares                              (625,494)        (985,970)
     Class B Shares                               (10,648)            (805)
     Class C Shares                               (24,734)         (40,384)
     Class I Shares                                (1,320)               --
Total capital share activity                     1,019,728        1,179,168


See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series are accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher level of expenses than Class A shares. Effective March 1, 1999, the Fund began to offer Class I shares of capital stock. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts, agreeing to buy or sell a financial instrument for a set price at a future date. The Portfolio maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .80% through February 28,1999, and .65% effective March 1, 1999, based on the Fund's average daily net assets. Under the terms of the agreement, $89,793 was payable at period end. The Fund paid a monthly performance fee of plus or minus up to .05%, on an annual basis, of average daily net assets of the performance period depending on the Fund's performance compared to the S&P Mid-Cap 400 Index. For the six months ended March 31, 1999, the performance fee adjustment decreased the advisory fee by $2,729. The performance fee was eliminated February 28, 1999.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund through February 28, 1999. Effective March 1, 1999, Class A, Class B and Class C shares pay an annual rate of .25% and Class I shares pay an annual rate of
 .10%, based on their average daily net assets. Under the term of the agreement, $24,018 was payable at period end.

The Advisor voluntarily waived and reimbursed the Fund for advisory fees, administrative fees, and other operating expenses of $6,577.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed
 .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I Shares do not have Distribution Plan expenses. Under the terms of the agreement, $41,993 was payable at period end.

The Distributor received $65,268 as its portion of the commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $62,591 for the six months ended March 31, 1999. Under the terms of the agreement, $11,769 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $43,528,953 and $31,734,556, respectively.

The cost of investments owned at March 31, 1999 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $12,414,944, of which $20,595,336 related to appreciated securities and $8,180,392 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 1999.

Financial Highlights

                                                 Periods Ended
                                   March 31,     Sept. 30,        Sept. 30,
Class A Shares                          1999          1998             1997
Net asset value, beginning            $25.43        $27.21           $22.55
Income from investment operations
     Net investment income (loss)      (.16)         (.25)            (.25)
     Net realized and unrealized
         gain (loss)                    5.59           .96             4.91
         Total from investment
              operations                5.43           .71             4.66
Distributions from
     Net investment income                --            --               --
     Net realized gain                (3.48)        (2.49)               --
         Total distributions          (3.48)        (2.49)               --
Total increase (decrease) in
     net asset value                    1.95        (1.78)             4.66
Net asset value, ending               $27.38        $25.43           $27.21

Total return*                         21.57%         3.37%           20.67%
Ratios to average net assets:
     Net investment income
         (loss)                  (1.30%) (a)       (1.08%)          (1.09%)
     Total expenses+               1.77% (a)         1.74%            1.91%
     Net expenses                  1.63% (a)         1.61%            1.85%
     Expenses reimbursed            .01% (a)            --               --
Portfolio turnover                       32%           77%             126%
Net assets, ending (in thousands)    $99,589       $75,068          $54,751
Number of shares outstanding
     ending (in thousands)             3,638         2,952            2,012

                                                      Periods Ended
                                             September 30,    September 30,
Class A Shares                                        1996            1995^
Net asset value, beginning                          $21.48           $15.00
Income from investment operations
     Net investment income (loss)                    (.24)            (.11)
     Net realized and unrealized gain (loss)          1.88             6.61
         Total from investment operations             1.64             6.50
Distributions from
     Net investment income                              --            (.02)
     Net realized gain                               (.57)               --
         Total distributions                         (.57)            (.02)
Total increase (decrease) in net asset value                           1.07
6.48
Net asset value, ending                             $22.55           $21.48

Total return*                                        7.92%           43.40%
Ratios to average net assets:
     Net investment income (loss)                  (1.56%)       (1.55%)(a)
     Total expenses+                                 2.16%         2.35%(a)
     Net expenses                                    1.98%         2.06%(a)
     Expenses reimbursed                                --          .05%(a)
Portfolio turnover                                    114%              95%
Net assets, ending (in thousands)                  $39,834          $16,111
Number of shares outstanding, ending
     (in thousands)                                  1,767              750

Financial Highlights
                                                      Periods Ended
                                                 March 31,    September 30,
Class B Shares                                        1999           1998 #
Net asset value, beginning                          $25.28           $28.39
Income from investment operations
     Net investment income (loss)                    (.22)            (.16)
     Net realized and unrealized gain (loss)          5.45           (2.95)
         Total from investment operations             5.23           (3.11)
Distributions from
     Net investment income                              --               --
     Net realized gain                              (3.48)               --
         Total distributions                        (3.48)               --
Total increase (decrease) in net asset value                           1.75
(3.11)
Net asset value, ending                             $27.03           $25.28

Total return*                                        20.87         (10.95)%
Ratios to average net assets:
     Net investment income (loss)              (2.33%) (a)          (2.62%)
     Total expenses+                             2.89% (a)            3.31%
     Net expenses                                2.67% (a)            3.01%
     Expenses reimbursed                          .01% (a)             .26%
Portfolio turnover                                     32%              77%
Net assets, ending (in thousands)                   $7,420           $3,311
Number of shares outstanding, ending
     (in thousands)                                    274              131

Financial Highlights

                                                 Periods Ended
                                   March 31,     Sept. 30,        Sept. 30,
Class C Shares                          1999          1998             1997
Net asset value, beginning            $24.63        $26.64           $22.34
Income from investment operations
     Net investment income (loss)      (.24)         (.40)            (.47)
     Net realized and unrealized
         gain (loss)                    5.39           .88             4.77
         Total from investment
              operations                5.15           .48             4.30
Distributions from
     Net investment income                --            --               --
     Net realized gain                (3.48)        (2.49)               --
         Total distributions          (3.48)        (2.49)               --
Total increase (decrease) in net
     asset value                        1.67        (2.01)             4.30
Net asset value, ending               $26.30        $24.63           $26.64

Total return*                         21.11%         2.52%           19.25%
Ratios to average net assets:
     Net investment income
      (loss)                     (2.15%) (a)       (1.98%)          (2.30%)
     Total expenses+               2.67% (a)         2.75%            3.11%
     Net expenses                  2.48% (a)         2.50%            3.05%
     Expenses reimbursed            .01% (a)            --               --
Portfolio turnover                       32%           77%             126%
Net assets, ending (in thousands)     $9,369        $6,548           $4,184
Number of shares outstanding,
     ending (in thousands)               356           266              157

                                                     Periods Ended
                                             September 30,    September 30,
Class C Shares                                        1996            1995^
Net asset value, beginning                          $21.55           $15.00
Income from investment operations
     Net investment income (loss)                    (.55)            (.15)
     Net realized and unrealized gain (loss)          1.91             6.70
         Total from investment operations             1.36             6.55
Distributions from
     Net investment income                              --               --
     Net realized gain                               (.57)               --
         Total distributions                         (.57)               --
Total increase (decrease) in net asset value                            .79
6.55
Net asset value, ending                             $22.34           $21.55

Total return*                                        6.56%           43.67%
Ratios to average net assets:
     Net investment income (loss)                  (2.82%)       (3.13%)(a)
     Total expenses+                                 3.42%         3.79%(a)
     Net expenses                                    3.24%         3.50%(a)
     Expenses reimbursed                                --         2.79%(a)
Portfolio turnover                                    114%              95%
Net assets, ending (in thousands)                   $3,164           $1,992
Number of shares outstanding, ending
     (in thousands)                                    142               92

Financial Highlights

                                                               Period Ended
                                                                  March 31,
CLASS I SHARES                                                       1999^^
Net asset value, beginning                                           $25.97
Income from investment operations
     Net investment income (loss)                                     (.01)
     Net realized and unrealized gain (loss)                           1.43
         Total from investment operations                              1.42
Total increase (decrease) in net asset value
1.42
Net asset value, ending                                              $27.39

Total return*                                                         5.47%
Ratios to average net assets:
     Net investment income (loss)                                (.49%) (a)
     Total expenses+                                               .82% (a)
     Net expenses                                                  .80% (a)
     Expenses reimbursed                                           .47% (a)
Portfolio turnover                                                      32%
Net assets, ending (in thousands)                                    $2,730
Number of shares outstanding, ending (in thousands)                     100

(a)  Annualized
+    Ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of
     net expenses. Total expenses are presented net of expense waivers and reimbursements.
* Total return does not reflect deduction of any front-end or deferred sales charge.
^    From October 31, 1994 inception.
#  From April 1, 1998 inception.
^^   From March 1, 1999 inception.

A special meeting of shareholders was scheduled for February 24, 1999. There were several proposals voted upon at the meeting. A brief description of each proposal and the number of votes received for, against, and votes to abstain is shown below. All proposals were passed.

Proposal 1 - To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.

     For              Against           Abstain           Broker Non-Vote
     1,331,912        39,827            159,592           336,290

Proposal 2 - To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

     For             Against            Abstain
     1,697,647       19,819             150,155

Proposal 3 - To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Brown Capital Management, Inc.

     For             Against            Abstain
     1,688,606       27,152             151,864

Proposal 4 - To authorize CWVF and/or CAMCO to enter into a new and/or materially amend an existing investment subadvisory agreement with a subadvisor in the future without having to first obtain shareholder approval.

     For             Against            Abstain           Broker Non-Vote
     1,304,377       73,719             153,233           336,292

Proposal 5 - To ratify each Board's selection of auditors, PricewaterhouseCoopers LLP.

     For              Against           Abstain
     1,715,911        11,402            140,310

Calvert Group and the Year 2000
Plans and Progress

We are now less than a year away from the year 2000, a problematic date for computer systems coded for two-character year format. Entered as "00," the year 2000 would be processed as 1900, a mistake that could foul a variety of date-sensitive transactions.

As your mutual fund sponsor, our goal is make sure there is no interruption in the level of service you receive. In the summary below, we've outlined the steps Calvert Group is taking to ensure our systems perform reliably.

Step One--Assess Systems and Software. Develop an Action Plan
In 1997, we identified all systems, operating platforms and software potentially affected by the millennium bug. These included:

     Calvert Group systems--portfolio trading, sales contact and reporting and internal management reporting transfer agency systems--shareholder record-keeping and transaction processing subadvisor systems--investment accounting other third-party data and service systems.

We also formed a Y2K task force, led by Calvert's vice president of technology. This group has identified and prioritized our efforts to achieve year 2000 compliance.

Step Two--Test for Compliance. Repair Systems as Necessary.
Internal systems have been tested. We've made repairs and moved modified code into production. These systems are now fully compliant. Transfer agency systems were re-engineered for compliance in 1989. Recent tests indicate these are, in fact, compliant. The readiness of third-party systems, including subadvisor systems, has been evaluated. Based on information received from these groups, we have found no significant obstacles to compliance.

Step Three--Confirm Compliance. Finalize Contingency Plan.
Testing of transfer agency systems will continue through 1999 to ensure these remain compliant and continue to interact correctly with external systems and processes. The transfer agency has established a back-up site, should main systems fail, and compliance testing of these contingency measures are also underway. We are developing contingency plans to ensure that any unforeseen systems failures will not adversely affect our operations or inconvenience our shareholders.

For more information or to get an update on remediation and testing efforts, please visit us online at www.calvertgroup.com.